                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement.       [ ]  Confidential, for use of the
                                             Commission only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive proxy statement.
[X]  Definitive additional materials.
[ ]  Soliciting material under rule 14a-12

                               NVEST FUNDS TRUST I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------
(1)  Amount previously paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

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
NVEST FUNDS (TM)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------
                               [Now both Internet voting, www.nvestfunds.com, or
     toll free telephone voting, 1-877-779-8683, available to you! Respond Now.]

March 2000

Dear Nvest Star Value Fund Shareholder:

As you can see, Nvest Value Fund's name has been changed to Nvest Star Value Fund. Additionally, a new Fund structure has been proposed. The enclosed proxy statement describes the proposals to change the investment advisory arrangement of Nvest Star Value Fund to a multi-manager fund structure, also known as the "Star" concept. Reading this letter completely may make your review of the proxy statement easier.

Q. WHAT ARE THE PROPOSALS          After  careful  consideration,  the  Board of
   ABOUT                           Trustees  has  recommended  that Nvest  Value
                                   Fund    be    restructured    into   a   Star
                                   multi-manager  fund to  make  the  Fund  more
                                   competitive.  Although  the  value  style  of
                                   investing has been out of favor recently,  it
                                   continues  to  be  an  important  part  of  a
                                   diversified  portfolio.  The Trustees believe
                                   that the Star  structure and the  combination
                                   of several  managers'  investment  approaches
                                   will offer greater diversification within the
                                   mid- to large-cap value investment style, and
                                   a  provide  a  framework   for  seeking  more
                                   consistent and competitive returns. The Star concept has proven successful with Nvest Star
                                   Advisers Fund,  Nvest Star Worldwide Fund and
                                   Nvest Star Small Cap Fund.

                                   On February 28, 2000, the four managers described in this letter each assumed day-to-day management of a segment of Nvest Star Value Fund's investment operations during the interim time period prior to the shareholder meeting. YOUR VOTE IS NECESSARY TO CONFIRM THESE APPOINTMENTS BY APPROVING THE PROPOSED NEW SUBADVISORY AGREEMENTS.

Q. HOW DOES THE STAR               The Star concept is based on a  multi-manager
   CONCEPT WORK?                   approach  with  each Star  fund  having  four
                                   separate segments each managed by a different
                                   manager   with   a    distinctly    different
                                   investment discipline. Each dollar invested in the Fund is divided evenly among the segment managers. As a result, the Fund seeks less volatility than a single portfolio fund.

Q. WHO ARE THE FOUR FIRMS          LOOMIS  SAYLES  Co-managers  Jeff Wardlow and
   MANAGING NVEST STAR             Lauriann  Kloppenburg will continue to manage
                                   one   segment  of  the  Fund,   focusing   on
                                   large-cap    stocks   with   below    average
                                   valuations   and   above   average   earnings
                                   prospects.

                                   HARRIS ASSOCIATES President and CEO Robert Levy and Co-manager Floyd Bellman will manage a segment with a concentrated, mid-cap style, focusing on stocks selling at a deep discount. Harris Associates currently manages four segments of the three other Nvest Star funds.

                                   VAUGHAN, NELSON, SCARBOROUGH & MCCULLOUGH Principal and Chief Investment Officer Jean Malo and Margaret Buescher, Principal, will manage a third segment, applying a relative value approach with a focus on out-of-favor or misunderstood large-cap stocks. The two currently manage Nvest Equity Income Fund.

                                                                    Over, please

Nvest Funds Distributor, L.P. * 399 Boylston Street, Boston, Massachusetts 02116
                               www.nvestfunds.com

Q. WHO ARE THE FOUR                Westpeak    Investment    Advisors   Founder,
   FIRMS MANAGING NVEST            President   and   CEO   Gerald   Scriver   is
   STAR VALUE FUND?                responsible for a fourth  segment,  carefully
   continued                       selecting      stocks      of     mid-     to
                                   large-capitalization companies with growth and value characteristics depending on the given market environment. He has used this discipline in Nvest Growth and Income Fund as that Fund's manager.

Q. HOW WILL THE PROPOSED           The  Fund's   overall   investment   strategy
   CHANGE AFFECT THE               remains   the   same.   That  is,  to  pursue
   FUND?                           long-term  growth of capital from a portfolio
                                   of stocks  that appear  undervalued.  The new
                                   structure and diversification are intended to
                                   seek more consistent and competitive returns.
                                   The Fund will invest substantially all of its
                                   assets in equity  securities,  primarily mid-
                                   and  large-capitalization   companies.  These
                                   companies  are value  oriented by one or more
                                   measures.   Nvest  Management  will  allocate
                                   money  invested in the Fund equally among the
                                   managers. Each of the subadvisers manages its
                                   segment  of the Fund's  assets in  accordance
                                   with  its  distinct   investment   style  and
                                   strategy.

                                   With this transition to the multi-segment fund structure, it is expected that the Fund will incur higher custody and other related expenses. As a direct result, the Fund's expense ratio will increase. Nonetheless, the Trustees believe the new Fund format will provide more competitive returns which will offset the affect of these expenses.

Remember - Your Vote Counts!       Your vote is extremely important, even if you
                                   only own a few Fund shares.  Voting  promptly
                                   is  also  important.  If  we do  not  receive
                                   enough  votes,  we  will  have  to  resolicit
                                   shareholders,  which would increase  expenses
                                   to the Fund.  You may receive a reminder call
                                   to  return  your  proxy  from  D.F.   King  &
                                   Company, a proxy solicitation firm.

YOU CAN VOTE ON THE                Now  you  can  use  the   Internet   or  your
INTERNET, OR BY TOLL               telephone,    if    you    want    to    vote
FREE TELEPHONE, IF YOU             electronically.    Access   our   Web   site,
PREFER.                            www.nvestfunds.com,  or call  1-877-779-8683.
                                   Your   control   number  is  printed  on  the
                                   left-hand side of your enclosed proxy. Just follow the helpful instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, telephone or internet.

Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative or 800-225-5478 to talk with an Investor Service and Marketing representative.

Sincerely,

/s/ John T. Hailer

John T. Hailer
President and CEO

                                                                     VL26-0300

-----------------                                       ----------------
VOTE BY TELEPHONE                                       VOTE BY INTERNET
-----------------                                       ----------------
It's fast convenient, and immediate!                   It's fast convenient, and
Call Toll-Free on a Touch-Tone Phone                   your vote is immediately
                                                       confirmed.

FOLLOW THESE FOUR EASY STEPS:                     FOLLOW THESE FOUR EASY STEPS:
--------------------------------------------------------------------------------
1. READ THE ACCOMPANYING PROXY                    1. READ THE ACCOMPANYING PROXY
   STATEMENT AND PROXY CARD.                         STATEMENT AND PROXY CARD.

2. CALL THE TOLL-FREE NUMBER                      2. GO TO THE WEB SITE
   1-877-PRX-VOTE (1-877-779-8683).                  www.nvestfunds.com
   THERE IS NO CHARGE FOR THIS CALL.

3. ENTER YOUR CONTROL NUMBER LOCATED              3. ENTER YOUR CONTROL NUMBER
   ON YOUR PROXY CARD.                               LOCATED ON YOUR PROXY CARD.

4. FOLLOW THE RECORDED INSTRUCTIONS.              4. FOLLOW THE INSTRUCTIONS
                                                     PROVIDED.
--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT!                              YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                         Go to www.nvestfunds.com
                                                     anytime!

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET. HOWEVER, IF YOU WANT TO CHANGE YOUR VOTE, YOU MAY DO SO USING THE PROXY CARD, TELEPHONE OR INTERNET.

                                      LOGO

                            NEW ENGLAND FINANCIAL tm
                            ------------------------

                                    ANNUITIES

March 10, 2000

TO OWNERS OF PREFERENCE VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of the Nvest Star Value Fund (the "Series", formerly the Nvest Value Fund and New England Value Fund) a series of Nvest Funds Trust I (the "Trust") will be held on April 19, 2000. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Series held in the New England Retirement Investment Account (the "Account") which are attributable to Preference Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Series deemed attributable to your Contract should be voted at the Shareholders Meeting. Under some plans, however, plan participants (i.e. annuitants) may have the right to instruct Contractholders as to how all or a portion of the votes attributable to a Contract are to be cast, and Contractholders are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Series deemed attributable to your Contracts will be voted by MetLife in proportion to the voting instructions received from all other Preference Contractholders.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the names of the annuitants who may be entitled to instruct the Contractholder.

Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Contract under which votes are subject to instruction.

The Instruction Form is to be used by each annuitant to convey instructions to you as Contractholder. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

If no annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Contracts, you must return an INSTRUCTION FORM signed by you, the Contract Owner.

If you have any questions concerning these procedures, please call collect, Lora Pappas, Assistant Vice President, New England Life Insurance Company at (617) 578-2659.

                               501 BOYLSTON STREET

                              BOSTON, MA 02116-3700

                                 T 617-578-2000

                 New England Life Insurance Company, Boston, MA

                                      LOGO

                            NEW ENGLAND FINANCIAL tm
                            ------------------------

                                    ANNUITIES

March 10, 2000

TO OWNERS OF PREFERENCE VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of the Nvest Star Value Fund (the "Series", formerly the Nvest Value Fund and New England Value Fund) of Nvest Funds Trust I (the "Trust") will be held on April 19, 2000. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Series held in the New England Retirement Investment Account (the "Account") which are attributable to Preference Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Series deemed attributable to your Contract should be voted at the Shareholders Meeting.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to give voting instructions, shares of the Series deemed attributable to your Contract will be voted by MetLife in proportion to the voting instructions received from all other Preference Contractholders.

                               501 BOYLSTON STREET

                              BOSTON, MA 02116-3700

                                 T 617-578-2000

                 New England Life Insurance Company, Boston, MA

                                      PROXY

                                INSTRUCTION FORM

           THIS PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED
                ON BEHALF OF THE TRUSTEES OF NVEST FUNDS TRUST I

The undersigned hereby instructs that all shares of the Nvest Star Value Fund deemed attributable to the undersigned's contracts with the issuing insurance company be voted at the Special Meeting of Shareholders of the Series on April 19, 2000 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and all adjournments thereof, on each proposal described in said notice as set forth on the reverse side and on any other business that may properly come before the meeting.

If this form is signed and returned with no choices indicated as to any proposal on which the shares represented by the undersigned contract are entitled to be voted, such shares shall be voted FOR such proposal.

    PLEASE SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                      * * * PLEASE SEE REVERSE SIDE * * *

                                        P

                                        R

                                        O

                                        X

                                        Y

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS BELOW.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Proposal to approve new Sub-Advisory         FOR     AGAINST    ABSTAIN
   Agreement relating to a segment of the       [_]       [_]        [_]
   Fund among Nvest Funds Management,
   L.P., Nvest Star Value Fund and
   Loomis, Sayles & Company, L.P.

2. Proposal to approve new Sub-Advisory         FOR     AGAINST    ABSTAIN
   Agreement relating to a segment              [_]       [_]        [_]
   of the Fund among Nvest Funds Management,
   L.P., Nvest Star Value Fund and Vaughan,
   Nelson, Scarborough & McCullough, L.P.

3. Proposal to approve new Sub-                  FOR     AGAINST    ABSTAIN
   Advisory Agreement relating to a              [_]       [_]        [_]
   segment of the Fund among Nvest Funds
   Management, L.P., Nvest Star Value Fund
   and Harris Associates L.P.

4. Proposal to approve new Sub-                 FOR     AGAINST    ABSTAIN
   Advisory Agreement relating to a             [_]       [_]        [_]
   segment of the Fund among Nvest Funds
   Management, L.P., Nvest Star Value Fund and
   Westpeak Investment Advisors, L.P.

                                        NOTE:  Please sign  exactly as your name
                                        appears on this card.  All joint  owners
                                        should  sign.  When signing as executor,
                                        administrator,   attorney,   trustee  or
                                        guardian  or as  custodian  for a minor,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate name and indicate the signer's
                                        office.  If  a  partner,   sign  in  the
                                        partnership name.

Signature(s) _________________   ________________________   Dated _______, 2000

Personal Identification Number ___________________  ___________________

                          NVEST STAR VALUE FUND
            (formerly, Nvest Value Fund and New England Value Fund)


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 19, 2000

To the Shareholders:

        Notice is hereby given that a Special Meeting of Shareholders of Nvest Star Value Fund (the "Fund"), a series of Nvest Funds Trust I (the "Trust"), will be held at the offices of Nvest Funds Distributor, L.P., 399 Boylston Street, 4th Floor, Boston, Massachusetts 02116, on Wednesday, April 19, 2000 at 2:00 p.m. (Eastern standard time), for the following purposes:


1. To approve or disapprove a new sub-advisory agreement relating to a segment of the Fund (a "Fund Segment") among Nvest Funds Management, L.P. ("Nvest Management"), the Fund and Loomis, Sayles & Company, L.P.


2. To approve or disapprove a new sub-advisory agreement relating to a Fund Segment among Nvest Management, the Fund and Vaughan, Nelson, Scarborough & McCullough, L.P.

3. To approve or disapprove a new sub-advisory agreement relating to a Fund Segment among Nvest Management, the Fund and Harris Associates L.P.

4. To approve or disapprove a new sub-advisory agreement relating to a Fund Segment among Nvest Management, the Fund and Westpeak Investment Advisors, L.P.


5. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                                        By order of the President of the Trust,

                                        JOHN E. PELLETIER, Secretary

March 10, 2000

                            YOUR VOTE IS IMPORTANT.

PLEASE VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE OR COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                              NVEST STAR VALUE FUND
            (formerly, Nvest Value Fund and New England Value Fund)

                                PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of Nvest Funds Trust I (the "Trust") for use at the Special Meeting of Shareholders of Nvest Star Value Fund (the "Fund"), a series of the Trust, to be held at the offices of Nvest Funds Distributor, L.P. ("Nvest Distributor"), 399 Boylston Street, 4th Floor, Boston, Massachusetts 02116, on Wednesday, April 19, 2000 at 2:00 p.m. (Eastern standard time), and at any adjournment or adjournments thereof (the "Meeting"). This proxy statement and its enclosures are being mailed to shareholders beginning on or about March 10, 2000.

        This Proxy Statement consists of the following three parts:

PART I contains general information relating to the Meeting.


PART II contains information for Proposals 1, 2, 3 and 4 relating to the new proposed sub-advisory agreement for each segment of the Fund entered into by Nvest Funds Management, L.P. ("Nvest Management") and the Fund with each of Loomis, Sayles & Company, L.P. ("Loomis Sayles"), Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson"), Harris Associates L.P. ("Harris Associates"), and Westpeak Investment Advisors, L.P. ("Westpeak" and together with Loomis Sayles, Vaughan Nelson and Harris Associates, the "Sub-advisers"), respectively.


PART III contains information about the Trust, Nvest Management, Loomis Sayles, Vaughan Nelson, Harris Associates, Westpeak and certain brokerage and other miscellaneous matters.

YOU MAY OBTAIN A COPY OF THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1999 WITHOUT CHARGE BY WRITING TO NVEST FUNDS DISTRIBUTOR, L.P., 399 BOYLSTON STREET, 4TH FLOOR, BOSTON, MASSACHUSETTS 02116 OR BY CALLING (800) 225-5478. TO ASSURE PROMPT DELIVERY, THE REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL.

PART I.  GENERAL INFORMATION


        All shareholders owning shares of the Fund at the close of business on February 25, 2000, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Fund held as of that date. The total number of shares of beneficial interest of the Fund issued and outstanding as of the Record Date was 35,134,915 shares.

        Timely and properly executed proxies will be voted as you instruct. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the internet (www.nvestfunds.com) or (3) by telephone (1-877-779-8683). If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (1) by sending a written revocation to the Secretary of the Trust, (2) by properly executing a later-dated proxy (by the methods of voting described above), or (3) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

     The costs of solicitation of proxies will be borne by the Fund. Solicitation of proxies by personal interview, mail, telephone and facsimile may be made by officers and Trustees of the Trust and employees of Nvest Distributor. In addition, the firm of D.F. King & Co., Inc. ("D.F. King") has been retained to assist in the solicitation of proxies, at a cost which is not expected to exceed $6,000, plus any reimbursement for D.F. King's out-of-pocket expenses.


PART II.  THE PROPOSALS AND RELATED INFORMATION

OVERVIEW


        The Trustees have decided to adopt Nvest Management's Star concept for your Fund. As part of implementing this decision, this proxy statement contains proposals for you to consider relating to the new multi-manager arrangement. The Nvest Star concept divides the Fund's assets into a number of discrete segments that will each be managed in the investment style of its sub-adviser. Each sub-adviser is solely responsible for its Fund segment only. Prior to the Fund becoming an Nvest Star Fund, the Fund's assets were managed entirely by one sub-adviser, Loomis Sayles, under one sub-advisory agreement. Since the Fund will now have four segments each with its own sub-adviser rather than one sub-adviser, Nvest Management must enter into four new sub-advisory agreements for the Fund. Your approval of these new sub-advisory agreements is required. The proposals explain important information about each of the four sub-advisory agreements and the respective sub-adviser.


        To assist in your consideration, this proxy statement first explains the investment advisory relationship between the Fund and Nvest Management and the relationship among the Fund, Nvest Management and Loomis Sayles. This proxy statement also describes recent actions taken by the Trustees affecting only the relationship between Nvest Management and the Fund's sub-advisers. Next, the proposals that you are being asked to consider relating to the new sub-advisory agreements are presented. Following the four proposals are sections that detail the Trustees' reasoning in adopting the Star concept, and that describe the effects of these proposed changes, including a comparison of current Fund fees and expenses with estimated Fund fees and expenses after the change to the Star concept.


THE FUND AND NVEST MANAGEMENT

        Nvest Management serves as the Fund's investment adviser under an investment advisory agreement dated August 30, 1996, as amended May 1, 1998, between the Fund and Nvest Management (the "Advisory Agreement"). Fund
shareholders last approved the Advisory Agreement at a special shareholder meeting held on December 28, 1995. This shareholder approval of the Advisory Agreement was necessary in connection with the merger of New England Mutual Life Insurance Company, Nvest Management's former parent, into Metropolitan Life Insurance Company (the "MetLife Merger"). This merger was eventually consummated on August 30, 1996. The Advisory Agreement was amended on May 1, 1998 to allow the Fund to pay any sub-advisory fees directly to an affiliated sub-adviser rather than through Nvest Management and to correspondingly reduce the management fees payable to Nvest Management by the amounts paid directly to the sub-adviser. With this amendment to the Advisory Agreement, the management fee rate, Nvest Management's services to the Fund, and the overall level of Fund fees did not change. The Trustees initially approved the Advisory Agreement on December 28, 1995 and most recently approved its continuance on May 14, 1999.

        Under the Advisory Agreement, Nvest Management provides portfolio management services and administrative services to the Fund. Portfolio management services refers to managing the investment and reinvestment of the Fund's assets, subject to the supervision and control of the Trustees. Administrative services refers to furnishing or paying the expenses of the Fund for office space, facilities and equipment, services of executive personnel of the

Trust and certain other administrative and general management services.


        Under the Advisory Agreement, the Fund pays Nvest Management a management fee equal to the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million of the Fund's average net assets, and 0.65% of the Fund's average daily net assets in excess of $500 million. The management fee is reduced by any sub-advisory fees the Fund pays directly to a sub-adviser for the same period. For the fiscal year ended December 31, 1999, the management fee paid by the Fund to Nvest Management under the Advisory Agreement was $992,511.


        It is important to note that no changes are to be made to the Advisory Agreement between the Fund and Nvest Management. The Fund will continue to pay Nvest Management the current management fee rate reduced by the amount paid to each sub-adviser for managing one of its segments. Please refer to the helpful tables in the section entitled "The Fund and Its Investment Advisory Fees" for a better understanding.

PREVIOUS SUB-ADVISORY AGREEMENT


        Nvest Management and the Fund had entered into a sub-advisory agreement with Loomis Sayles dated August 30, 1996, as amended May 1, 1998 (the "Previous Agreement"). Fund shareholders last approved the Previous Agreement at a special shareholder meeting held on December 28, 1995. This shareholder approval of the Previous Agreement was necessary in connection with the MetLife Merger. The
Previous Agreement was amended on May 1, 1998 to allow the Fund to pay any sub-advisory fees directly to an affiliated sub-adviser rather than through Nvest Management and to correspondingly reduce the management fees payable to Nvest Management by the amounts paid directly to the sub-adviser. With this amendment to the Previous Agreement, the management fee rate, Loomis Sayles' services to the Fund and the overall level of Fund fees did not change. The Trustees initially approved the Previous Agreement on December 28, 1995 and most recently approved its continuance on May 14, 1999.

        Under the Previous Agreement, Nvest Management delegated to Loomis Sayles its duties under the Advisory Agreement to provide the day-to-day portfolio management services. However, Nvest Management retained full responsibility for evaluating existing and prospective sub-advisers, submitting recommendations to the Trustees concerning sub-advisers to be engaged by the Fund, monitoring and reporting to the Trustees concerning the investment results of the sub-adviser, monitoring the sub-adviser's compliance with the Fund's
investment   objective,   policies  and  restrictions   and,  when  appro-
priate, recommending that the Trustees terminate the services of the Fund's sub-adviser.


        For the services rendered, the Fund paid Loomis Sayles a sub-advisory fee equal to the annual rate of 0.535% of the first $200 million of the Fund's average daily net assets, 0.350% of the next $300 million of the Fund's average daily net assets and 0.300% of the Fund's average daily net assets in excess of $500 million. For the fiscal year ended December 31, 1999, the aggregate sub-advisory fee paid by the Fund to Loomis Sayles under the Previous Agreement was $1,634,514.

        Based in part upon Nvest Management's recommendation and Loomis Sayles' waiver of its right to a sixty-day notice under the Previous Agreement, the Trustees voted to terminate the Previous Agreement on February 25, 2000. This termination was effective at the close of business on February 25, 2000.

INTERIM SUB-ADVISORY AGREEMENTS


        To facilitate the smooth transition to the Star concept, the Trustees approved temporary sub-advisory agreements during the interim time period beginning at the start of business on February 28, 2000 and to last until the anticipated shareholder approval of new sub-advisory agreements on April 19, 2000. Specifically, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, approved the following interim agreements, each dated February 28, 2000: (1) an interim sub-advisory agreement relating to a segment of the Fund ("Fund Segment") among Nvest Management, the Fund and Loomis Sayles; (2) an interim sub-advisory agreement relating to a Fund Segment among Nvest Management, the Fund and Vaughan Nelson; (3) an interim sub-advisory agreement relating to a Fund Segment among Nvest Management, the Fund and Harris Associates; and (4) an interim sub-advisory agreement relating to a Fund Segment among Nvest Management, the Fund and Westpeak (each an "Interim Agreement"). If shareholder approval of the proposed new sub-advisory agreements is not obtained at the special shareholder meeting on April 19, 2000 (or an adjournment thereof) then the Interim Agreements are to be effective until shareholders approve one or more sub-advisory agreements but not more than 150 days from February 25, 2000.


        Under each respective Interim Agreement, Loomis Sayles, Vaughan Nelson, Harris Associates and Westpeak will provide the day-to-day portfolio management services for each Fund Segment, respectively, subject to oversight and monitoring of the services from Nvest Management. For the services rendered, the Fund pays:

* to Loomis Sayles a sub-advisory fee equal to the annual rate of 0.535% of the first $200 million of its Fund Segment's average daily net assets, 0.350% of the next $300 million of its Fund Segment's average daily net assets and 0.300% of its Fund Segment's average daily net assets in excess of $500 million;

* to Vaughan Nelson a sub-advisory fee equal to the annual rate of 0.500% of the first $25 million of its Fund Segment's average daily net assets; 0.400% of the next $175 million of its Fund Segment's average daily net assets, 0.325% of the next $300 million of its Fund Segment's average daily net assets and 0.275% of its Fund Segment's average daily net assets in excess of $500 million;

* to Harris Associates a sub-advisory fee equal to the annual rate of 0.500% of the first $100 million of its Fund Segment's average daily net assets and 0.450% of its Fund Segment's average daily net assets in excess of $100 million; and

* to Westpeak a sub-advisory fee equal to the annual rate of 0.50% of the first $25 million of its Fund Segment's average daily net assets, 0.40% of the next $75 million of its Fund Segment's average daily net assets, 0.35% of the next $100 million of its Fund Segment's average daily net assets and 0.30% of its Fund Segment's average daily net assets in excess of $200 million.

OTHER RELATED INFORMATION

        In connection with the new Star concept for the Fund, the Trustees also voted to change the name of the Fund, effective February 28, 2000, from "Nvest Value Fund" to "Nvest Star Value Fund." Prior to this name change, the Trustees recently amended the Trust's declaration of trust to change the name of the Fund, effective on February 1, 2000, from "New England Value Fund" to "Nvest Value Fund." These actions by the Trustees adopting the Star concept and changing the Fund's name are within the power granted to the Trustees under the Trust's declaration of trust and by-laws and are not being submitted for a shareholder vote by this proxy statement.

PROPOSAL 1:


        To approve or disapprove a new sub-advisory agreement relating to a Fund Segment among Nvest Management, the Fund and Loomis Sayles.

        Your vote is requested to approve or disapprove a new sub-advisory agreement relating to a Fund Segment among Nvest Management, the Fund and Loomis Sayles.

        On February 25, 2000, the Trustees approved the new sub-advisory agreement among Nvest Management, the Fund and Loomis Sayles (the "New Loomis Sayles Agreement") under which Loomis Sayles would make the transition from an interim sub-adviser to sub-adviser of a Fund Segment upon the approval of the New Loomis Sayles Agreement by the Fund's shareholders. At that time, the Trustees also recommended that the New Loomis Sayles Agreement be submitted for approval of Fund shareholders.


        The New Loomis Sayles Agreement, which will take effect (assuming shareholder approval) on or soon after April 19, 2000, requires Loomis Sayles to manage the investment and reinvestment of the assets of a Fund Segment, subject to the supervision of Nvest Management. Under the New Loomis Sayles Agreement, Loomis Sayles will be authorized to effect portfolio transactions for its Fund Segment, using its own discretion and without prior consultation with Nvest Management. Loomis Sayles will also be required to report periodically to Nvest Management and the Trustees. In addition, under the New Loomis Sayles Agreement, the Fund will pay a sub-advisory fee to Loomis Sayles equal to the annual rate of 0.535% of the first $200 million of its Fund Segment's average daily net assets, 0.350% of the next $300 million of its Fund Segment's average daily net assets and 0.300% of its Fund Segment's average daily net assets in excess of $500 million.

        The New Loomis Sayles Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust, Nvest Management or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Loomis Sayles Agreement must be approved by Nvest Management and Loomis Sayles and, if required by law, by vote of a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The New Loomis Sayles Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by Loomis Sayles or Nvest Management upon ninety days' written notice, and will terminate automatically in the event of its assignment. The New Loomis Sayles Agreement will automatically terminate if the Advisory Agreement is terminated. The New Loomis Sayles Agreement is non-exclusive with respect to Loomis Sayles' services.

        The New Loomis Sayles Agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


        The Interim Agreement and the New Loomis Sayles Agreement are substantially identical to the Previous Agreement. However, the nature of the Fund's investment advisory arrangement under the Interim Agreement and the New Loomis Sayles Agreement is different from the Previous Agreement. Under the Interim Agreement and New Loomis Sayles Agreement, the Fund's assets are broken up into four distinct segments which reduces the amount of Fund assets that Loomis Sayles manages. As a result, the Fund's sub-advisory fees to Loomis Sayles under the Interim Agreement and New Loomis Sayles Agreement will be less than the fees paid to Loomis Sayles under the Previous Agreement because the average daily net assets to which the fee rate is applied is less.

        Since the reasons for this Proposal 1 are shared by Proposals 2, 3, and 4, please refer to the section entitled "The Reasons for Proposals 1, 2, 3 and 4" on page 17 for a detailed explanation of the factors that prompted this proxy solicitation. Also, the proposed sub-advisory fee rates and a copy of the form of proposed sub-advisory agreement are provided in Appendix B and Appendix C, respectively.


LOOMIS SAYLES AS SUB-ADVISER OF A FUND SEGMENT

        In deciding to approve the appointment of Loomis Sayles as sub-adviser to a Fund Segment and to recommend the New Loomis Sayles Agreement for shareholder approval, the Trustees considered the qualifications of Loomis Sayles and its personnel to provide portfolio management services to a Fund Segment. The Trustees also reviewed information about Loomis Sayles' approach to managing a Fund Segment's portfolio. Loomis Sayles' investment approach uses fundamental research and active management to analyze a broad selection of company or industry sectors and to seek value-oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution.

     Jeffrey Wardlow and Lauriann Kloppenburg have co-managed Nvest Value Fund since August 1998 and will continue to co-manage Loomis Sayles' Fund Segment of the Nvest Star Value Fund under the Interim Agreement and the New Loomis Sayles Agreement. Mr. Wardlow, Vice President of Loomis Sayles, joined the company over 10 years ago. Mr.

Wardlow, a Chartered Financial Analyst, received both a B.B.A. and an M.B.A. from Michigan State University and has over 16 years of investment experience. Ms. Kloppenburg is Vice President and Director of Equity Research at Loomis Sayles. Ms. Kloppenburg, a Chartered Financial Analyst, received her B.A. from Wellesley College and has over 16 years of investment experience.

        Additional information about Loomis Sayles is contained in Appendix A to this Proxy Statement.

PROPOSAL 2:


        To approve or disapprove a new sub-advisory agreement relating to a Fund Segment among Nvest Management, the Fund and Vaughan Nelson.

        Your vote is requested to approve or disapprove a new sub-advisory agreement relating to a Fund Segment among Nvest Management, the Fund and Vaughan Nelson.

        On February 25, 2000, the Trustees approved the new sub-advisory agreement among Nvest Management, the Fund and Vaughan Nelson (the "New Vaughan Nelson Agreement") under which Vaughan Nelson would make the transition from an interim sub-adviser to sub-adviser of a Fund Segment upon the New Vaughan Nelson Agreement's approval by the Fund's shareholders. At that time, the Trustees also recommended that the New Vaughan Nelson Agreement be submitted for approval of Fund shareholders.


        The New Vaughan Nelson Agreement, which will take effect (assuming shareholder approval) on or soon after April 19, 2000, requires Vaughan Nelson to manage the investment and reinvestment of the assets of a Fund Segment, subject to the supervision of Nvest Management. Under the New Vaughan Nelson Agreement, Vaughan Nelson will be authorized to effect portfolio transactions for its Fund Segment, using its own discretion and without prior consultation with Nvest Management. Vaughan Nelson will also be required to report periodically to Nvest Management and the Trustees. In addition, under the New Vaughan Nelson Agreement, the Fund will pay a sub-advisory fee to Vaughan Nelson equal to the annual rate of 0.500% of the first $25 million of its Fund Segment's average daily net assets, 0.400% of the next $175 million of its Fund Segment's average daily net assets, 0.325% of the next $300 million of its Fund Segment's average daily net assets and 0.275% of its Fund Segment's average daily net assets in excess of $500 million.

        The New Vaughan Nelson Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust, Nvest Management or Vaughan Nelson, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Vaughan Nelson Agreement must be approved by Nvest Management and Vaughan Nelson and, if required by law, by vote of a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The New Vaughan Nelson Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by Vaughan Nelson or Nvest Management upon ninety days' written notice, and will terminate automatically in the event of its assignment. The New Vaughan Nelson Agreement will automatically terminate if the Advisory Agreement is terminated. The New Vaughan Nelson Agreement is non-exclusive with respect to Vaughan Nelson's services.

        The New Vaughan Nelson Agreement provides that Vaughan Nelson shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

        The Previous Agreement, Interim Agreement and the New Vaughan Nelson Agreement are substantially identical but differ in the following way. Under the Interim Agreement and New Vaughan Nelson Agreement, the Fund's assets are divided into four distinct segments which reduces the amount of Fund assets that Vaughan Nelson manages. Under the Previous Agreement, the Fund's assets were not divided into segments. As a result, the Fund's sub-advisory fees to Vaughan Nelson under the Interim Agreement and the New Vaughan Nelson Agreement will be less than the fees paid to Loomis Sayles under the Previous Agreement because the sub-advisory fee rate and the average daily net assets to which such rate is applied are less. Please refer to the helpful diagram called "The Fund and Its Investment Advisory Fees" for a better understanding.


        Since the reasons for this Proposal 2 are shared by Proposals 1, 3, and 4, please refer to the section entitled "The Reasons for Proposals 1, 2, 3 and 4" on page 17 for a detailed explanation of the factors that prompted this proxy solicitation. Also, the proposed sub-advisory fee rates and a copy of the form of proposed sub-advisory agreement are provided in Appendix B and Appendix C, respectively.

VAUGHAN NELSON AS SUB-ADVISER OF A FUND SEGMENT

        In deciding to approve the appointment of Vaughan Nelson as sub-adviser to a Fund Segment and to recommend the New Vaughan Nelson Agreement for shareholder approval, the Trustees considered the qualifications of Vaughan Nelson and its personnel to provide portfolio management services to a Fund Segment. The Trustees also reviewed information about Vaughan Nelson's approach to managing a Fund Segment's portfolio. Vaughan Nelson's investment approach uses rigorous fundamental research and actively manages in a disciplined, large-cap value-driven investment process that seeks superior total return in the form of capital appreciation and dividend income. In holding securities of companies with medium to large capitalizations, Vaughan Nelson prefers to have significant exposure to the sectors that are attractively priced while balancing exposure to the key sectors of the market to control the overall risk profile of the portfolio.

     Jean Malo and Margaret Buescher will co-manage Vaughan Nelson's Fund Segment. Mr. Malo, Principal and Chief Investment Officer of Vaughan Nelson, joined the company in 1997. Previously, he was a Senior Vice President at Daniel Breen & Co., which was merged into Vaughan Nelson in 1997. Mr. Malo joined Daniel Breen & Co. in 1989. Mr. Malo, a Chartered Financial Analyst, received an M.B.A. from EESEC, Paris, France and has 22 years of investment management and research experience. Ms. Buescher, Principal of Vaughan Nelson, joined the company in 1994. From 1980-1994, she was Managing Director and Senior Portfolio Manager for the Texas Commerce Investment Management Company. Ms. Buescher, a Chartered Financial Analyst, received a B.A. from Vanderbilt University and has 24 years of investment management and research experience.

        Additional information about Vaughan Nelson is contained in Appendix A to this Proxy Statement.

PROPOSAL 3:


        To approve or disapprove a new sub-advisory agreement relating to a Fund Segment among Nvest Management, the Fund and Harris Associates.

        Your vote is requested to approve or disapprove a new sub-advisory agreement relating to a Fund Segment among Nvest Management, the Fund and Harris Associates.

        On February 25, 2000, the Trustees approved the new sub-advisory agreement among Nvest Management, the Fund and Harris Associates (the "New Harris Associates Agreement") under which Harris Associates would make the transition from an interim sub-adviser to sub-adviser of a Fund Segment upon the New Harris Associates Agreement's approval by the Fund's shareholders. At that time, the Trustees also recommended that the New Harris Associates Agreement be submitted for approval of Fund shareholders.


        The New Harris Associates Agreement, which will take effect (assuming shareholder approval) on or soon after April 19, 2000, requires Harris
Associates to manage the investment and reinvestment of the assets of a Fund Segment, subject to the supervision of Nvest Management. Under the New Harris Associates Agreement, Harris Associates will be authorized to effect portfolio transactions for its Fund Segment, using its own discretion and without prior consultation with Nvest Management. Harris Associates will also be required to report periodically to Nvest Management and the Trustees. In addition, under the New Harris Associates Agreement, the Fund will pay a sub-advisory fee to Harris Associates equal to the annual rate of 0.500% of the first $100 million of its Fund Segment's average daily net assets and 0.450% of its Fund Segment's average daily net assets in excess of $100 million.

        The New Harris Associates Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust, Nvest Management or Harris Associates, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Harris Associates Agreement must be approved by Nvest Management and Harris Associates and, if required by law, by vote of a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The New Harris Associates Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by Harris Associates or Nvest Management upon ninety days' written notice, and will terminate automatically in the event of its assignment. The New Harris Associates Agreement will automatically terminate if the Advisory Agreement is terminated. The New Harris Associates Agreement is non-exclusive with respect to Harris Associates' services.

        The New Harris Associates Agreement provides that Harris Associates shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


        The Previous Agreement, Interim Agreement and the New Harris Associates Agreement are substantially identical but differ in the following way. Under the Interim Agreement and New Harris Associates Agreement, the Fund's assets are divided into four distinct segments which reduces the amount of Fund assets that Harris Associates manages. Under the Previous Agreement, the Fund's assets were not divided into segments. As a result, the Fund's sub-advisory fees to Harris Associates under the Interim Agreement and the New Harris Associates Agreement will be less than the fees paid to Loomis Sayles under the Previous Agreement because the sub-advisory fee rates (except for on the Fund's average daily net assets over $200 million) and the average daily net assets to which such rates are applied are less. Please refer to the helpful diagram called "The Fund and Its Investment Advisory Fees" for a better understanding.

        Since the reasons for this Proposal 3 are shared by Proposals 1, 2, and 4, please refer to the section entitled "The Reasons for Proposals 1, 2, 3 and 4" on page 17 for a detailed explanation of the factors that prompted this proxy solicitation. Also, the proposed sub-advisory fee rates and a copy of the form of proposed sub-advisory agreement are provided in Appendix B and Appendix C, respectively.


HARRIS ASSOCIATES AS SUB-ADVISER OF A FUND SEGMENT

        In deciding to approve the appointment of Harris Associates as sub-adviser to a Fund Segment and to recommend the New Harris Associates Agreement for shareholder approval, the Trustees considered the qualifications of Harris Associates and its personnel to provide portfolio management services to a Fund Segment. The Trustees also reviewed information about Harris Associates' approach to managing a Fund Segment's portfolio. Harris Associates' value investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. In making investment decisions for constructing a concentrated portfolio, Harris Associates focuses on individual companies by utilizing independent, in-house research to analyze each company. The chief consideration in the selection of stocks for the Fund Segment is the size of the discount of a company's stock price compared to the company's true business value. To manage risk, Harris Associates seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

     Robert Levy will be the lead manager of Harris Associates' Fund Segment and be assisted by co-manager Floyd Bellman. Mr. Levy is a Partner, and President and Chief Executive Officer of Harris Associates. Mr. Levy, a Chartered Financial Analyst, received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business, University of Pennsylvania and has 23 years of investment experience. Mr. Levy joined Harris Associates in 1985. Mr. Bellman is a Portfolio Manager and Vice President in charge of Harris Associates Investment Advisory Department. Mr. Bellman, a Chartered Financial Analyst, received a B.B.A. from the University of Wisconsin and has 19 years of investment experience. Mr. Bellman joined the Harris Associates in 1995.


        Additional information about Harris Associates is contained in Appendix A to this Proxy Statement.

PROPOSAL 4:


        To approve or disapprove a new sub-advisory agreement relating to a Fund Segment among Nvest Management, the Fund and Westpeak.

        Your vote is requested to approve or disapprove a new sub-advisory agreement relating to a Fund Segment among Nvest Management, the Fund and Westpeak.

        On February 25, 2000, the Trustees approved the new sub-advisory agreement among Nvest Management, the Fund and Westpeak (the "New Westpeak Agreement") under which Westpeak would make the transition from an interim sub-adviser to sub-adviser of a Fund Segment upon the New Westpeak Agreement's approval by the Fund's shareholders. At that time, the Trustees also recommended that the New Westpeak Agreement be submitted for approval of Fund shareholders.


        The New Westpeak Agreement, which will take effect (assuming shareholder approval) on or soon after April 19, 2000, requires Westpeak to manage the investment and reinvestment of the assets of a Fund Segment, subject to the supervision of Nvest Management. Under the New Westpeak Agreement, Westpeak will be authorized to effect portfolio transactions for a Fund Segment, using its own discretion and without prior consultation with Nvest Management. Westpeak will also be required to report periodically to Nvest Management and the Trustees. In addition, under the New Westpeak Agreement, the Fund will pay a sub-advisory fee to Westpeak equal to the annual rate of 0.50% of the first $25 million of its Fund Segment's average daily net assets, 0.40% of the next $75 million of its Fund Segment's aver-age daily net assets, 0.35% of the next $100 million of the Fund Segment's average daily net assets and 0.30% of its Fund Segment's average daily net assets in excess of $200 million.

        The New Westpeak Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust, Nvest Management or Westpeak, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Westpeak Agreement must be approved by Nvest Management and Westpeak and, if required by law, by vote of a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The New Westpeak Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by Westpeak or Nvest Management upon ninety days' written notice, and will terminate automatically in the event of its assignment. The New Westpeak Agreement will automatically terminate if the Advisory Agreement is terminated. The New Westpeak Agreement is non-exclusive with respect to Westpeak's services.

        The New Westpeak Agreement provides that Westpeak shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

        The Previous Agreement, Interim Agreement and the New Westpeak Agreement are substantially identical but differ in the following way. Under the Interim Agreement and New Westpeak Agreement, the Fund's assets are divided into four distinct segments which reduces the amount of Fund assets that Westpeak manages. Under the Previous Agreement, the Fund's assets were not divided into segments. As a result, the Fund's sub-advisory fees to Westpeak under the Interim Agreement and the New Westpeak Agreement will be less than fees paid to Loomis Sayles under the Previous Agreement because the sub-advisory fee rates and the average daily net assets to which such rates are applied are less. Please refer to the helpful diagram called "The Fund and Its Investment Advisory Fees" for a better understanding.

        Since the reasons for this Proposal 4 are shared by Proposals 1, 2 and 3, please refer to the section entitled "The Reasons for Proposals 1, 2, 3 and

4" on page 17 for a detailed explanation of the factors that prompted this proxy solicitation. Also, the proposed sub-advisory fee rates and a copy of the form of proposed sub-advisory agreement are provided in Appendix B and Appendix C, respectively.


WESTPEAK AS SUB-ADVISER OF A FUND SEGMENT

        In deciding to approve the appointment of Westpeak as sub-adviser to a Fund Segment and to recommend the New Westpeak Agreement for shareholder approval, the Trustees considered the qualifications of Westpeak and its personnel to provide portfolio management services to a Fund Segment. The Trustees also reviewed information about Westpeak's approach to managing a Fund Segment's portfolio. Westpeak employs a highly disciplined quantitative proprietary investment process that was developed over the past 25 years.

     Gerald H. Scriver will manage Westpeak's Fund Segment. Mr. Scriver is the founder, President and Chief Executive Officer of Westpeak. Mr. Scriver is a graduate of the State University of N.Y. at Buffalo and has over 33 years of investment experience.

        Additional information about Westpeak is contained in Appendix A to this Proxy Statement.

THE FUND AND ITS INVESTMENT ADVISORY FEES

        The Fund's total investment advisory fee remains the same. The changes that will take place are to the allocation of this total advisory fee between Nvest Management and each of the four particular sub-advisers.

        The following chart compares the Fund's total investment advisory fee before and after the adoption of the proposals. Since the Advisory Agreement between the Fund and Nvest Management is not affected, the rates are the same.

                                Total Fund Investment Advisory Fee Rate (on an annualized basis)
 Fund's Average                              Before                           After
 Daily Net Asset                   New Sub-Advisory Agreements     New Sub-Advisory Agreements
 to $200 million                              0.75%                           0.75%
 next $300 million                            0.70%                           0.70%
 over $500 million                            0.65%                           0.65%


        The following chart shows the former sub-advisory fee rates for the Fund paid to Loomis Sayles under the Previous Agreement and the proposed sub-advisory fee rates for each of the Fund Segments managed by Loomis Sayles, Vaughan Nelson, Harris Associates and Westpeak.

       Former Sub-advisory
         Annual Fee Rate                         Proposed Sub-advisory Annual Fee Rate
Fund's Average             Loomis     Segment's Average     Loomis     Vaughan     Harris
Daily Net Assets           Sayles     Daily Net Assets      Sayles     Nelson      Associates      Westpeak
to $25 million             0.535%     to $25 million        0.535%     0.500%      0.500%          0.50%
next $75 million           0.535%     next $75 million      0.535%     0.400%      0.500%          0.40%
next $100 million          0.535%     next $100 million     0.535%     0.400%      0.450%          0.35%
next $300 million          0.350%     next $300 million     0.350%     0.325%      0.450%          0.30%
over $500 million          0.300%     over $500 million     0.300%     0.275%      0.450%          0.30%

        If the new sub-advisory agreements had been in place in 1999 and assuming an equal allocation of the Fund's average daily net assets to each proposed sub-adviser, the Fund would have paid a total of $1,706,104 to the sub-advisers, which is 4.4% higher than the fees paid to Loomis Sayles under the Previous Agreement and would have paid only $920,921 to Nvest Management, which is 7.2% lower than the fees paid to Nvest Management under the Advisory Agreement.


REASONS FOR PROPOSALS 1, 2, 3 AND 4

        The proposals in this proxy statement are a direct result of the Trustees' decision to adopt the Star concept to remedy its concerns about the Fund's performance. The Trustees considered various factors including the Fund's recent unsatisfactory performance compared to its benchmark, the steady outflow of assets of the Fund, and the decline in sales of the Fund's shares.

        The Trustees considered the Fund's total return performance. The Fund's performance recently underperformed its benchmark, the Russell 1000 Value Index. The Fund's annual total returns were 7% and -7% for calendar years ended 1998 and 1999, respectively. The Russell 1000 Value Index, the Fund's benchmark, performed 15% and 7% for the calendar years ended 1998 and 1999, respectively. The Fund's total returns reflect the reinvestment of all Fund distributions but do not include any sales charges.

        The Trustees also factored into their decision the steady outflow of Fund assets. For the calendar years 1998 and 1999, the Fund's assets were reduced by approximately $32 million and $138 million, respectively, compared to the immediately preceding calendar year-end total assets. The Trustees were particularly concerned about the harmful effects of this reduction in assets on the Fund's expense ratio. In addition, declining assets restrict the ability of the portfolio manager to have readily available cash to take advantage of investment opportunities when they arise and may require liquidation of assets at inopportune times in order to meet shareholder redemption requests.


        Finally, the Trustees examined the reduction in sales of the Fund shares. For the calendar years ended 1998 and 1999, the sales of the Fund's shares declined by approximately $26 million and $17 million from the immediately preceding calendar year. The Trustees realized the obvious need to curtail this continuing drop in sales of the Fund shares and, concurrently, to develop a strategy to attract sales of the Fund's shares.


        After careful consideration of the recommendations from Nvest Management, the Trustees approved implementing a multi-segment structure for the Fund which is known as, and referred to throughout this proxy statement as, the "Star" concept. While continuing to pursue its objective of long-term growth of capital, the Fund will be divided into four distinct parts with each part managed by a different sub-adviser. The Star concept adds an important layer of diversification by spreading fund assets across several investment advisory firms to reduce dependence on any single investment approach. The Trustees believe the appeal of the Star concept to investors will attract new investors, improve sales of the Fund's shares and, in turn, increase assets of the Fund and decrease the Fund's expense ratio. The Trustees expect that through the diversification of the Fund's management, more consistent and competitive returns will result.

EFFECTS OF THE PROPOSALS


FUND FEES & EXPENSES


        The following tables describe the former fees and expenses of the Fund in comparison with the proposed fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, as a percentage of average net assets)

                                                Former                                        Proposed
                                            Nvest Value Fund                           Nvest Star Value Fund*
                                Class A    Class B     Class C     Class Y     Class A    Class B    Class C     Class Y
 Management fees                0.73%      0.73%       0.73%       0.73%       0.73%      0.73%      0.73%       0.73%
 Distribution and/or
  service (12b-1) fees**        0.25%      1.00%       1.00%       0.00%       0.25%      1.00%      1.00%       0.00%
 Other expenses
  of the Fund                   0.35%      0.35%       0.35%       0.35%       0.44%      0.44%      0.44%       0.44%
 Total annual fund
  operating expenses            1.33%      2.08%       2.08%       1.08%       1.42%      2.17%      2.17%       1.17%

[FN]
* These amounts are estimated based on the current Fund operating expenses factoring the anticipated additional costs relating to the adoption of the new multi-segment structure of the Fund.

** Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

EXAMPLE

        This example is intended to help you compare the cost of investing in the former Fund with the cost of investing in the proposed Fund.

The example assumes that:

*    You invest $10,000 in the Fund for the time periods indicated.

*    Your investment has a 5% return each year.

*    The Fund's operating expenses remain the same as those listed above.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                  Former Nvest Value Fund                                  Proposed Nvest Star Value Fund
                  Class A        Class B             Class C       Class Y   Class A         Class B             Class C    Class Y
                             (1)       (2)       (1)       (2)                           (1)       (2)       (1)       (2)
1 year          $  703    $  711    $  211    $  311    $  211    $  111    $  711    $  720    $  220    $  320    $  220    $ 119
3 years            972       952       652       652       652       343       999       979       679       679       679      372
5 years          1,262     1,319     1,119     1,119     1,119       595     1,307     1,364     1,164     1,164     1,164      644
10 years         2,084     2,219     2,219     2,410     2,410     1,317     2,179     2,313     2,313     2,503     2,503    1,420


[FN]
(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.

RESTRUCTURING COSTS


        Nvest Management and the sub-advisers have reviewed the existing portfolio holdings of the Fund to determine what holdings the Sub-advisers would expect to sell in order to conform the Fund's new multi-segment structure. Based on this review, Nvest Management has informed the Trustees that the Sub-advisers would expect to sell approximately 49% of the dollar value of the Fund's existing portfolio and to direct the sale proceeds to the Sub-advisers. The Sub-advisers estimate that these transactions would result in brokerage costs of approximately $195,000 to the Fund. In addition to these commission costs, the transactions will involve additional costs to the Fund resulting from the impact of the transactions on the prices received and paid by the Fund for the securities being sold and bought. Although these costs cannot be precisely ascertained, the Sub-advisers estimate that these costs would be approximately $375,000. In addition, the Sub-advisers estimate that the transactions, based on early 2000 market prices, would result in the realization of approximately $5,870,000 of realized capital losses (or approximately $0.17 per share of the Fund). These losses can be used to offset any other capital gains realized by the Fund as a whole in 2000. The foregoing estimates were prepared in early 2000 based on then-current Fund holdings and market information available to the sub-advisers. The actual costs of restructuring the Fund's portfolio could be higher or lower, depending on market conditions and other factors. The sub-advisers expect that the restructuring will be completed within a few weeks after each of the sub-advisers assume responsibility for the its Fund Segment on February 28, 2000.


THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.

REQUIRED VOTE

        The required vote for approval of the new sub-advisory agreements is the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. If the shareholders of the Fund do not approve any of the new sub-advisory agreements at the Meeting, the Trustees will consider alternative arrangements for the management of the Fund's portfolio, and that particular Interim Advisory Agreement will be terminated not more than 150 days after the Previous Agreement was terminated.

PART III. OTHER INFORMATION

INFORMATION ABOUT THE TRUST

        The Trust was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated June 7, 1985. The Trust currently has twelve separate funds.

INFORMATION ABOUT THE ADVISER

See Appendix A for more information about Nvest Management.

        NVEST FUNDS MANAGEMENT, L.P.

        Nvest Funds Management, L.P., located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Fund. Nvest Management is a subsidiary of Nvest Companies, L.P. ("Nvest Companies"), which is part of an affiliated group including Nvest, L.P., a publicly-traded company listed on the New York Stock Exchange. Nvest Companies' 14 principal subsidiary or affiliated asset management firms, collectively, had more than $133 billion in assets under management as of December 31, 1999. Nvest Management oversees, evaluates and monitors the performance of the Fund and furnishes general business management and administration to the Fund. Nvest Management does not determine what investments will be purchased for the Fund Segments.


INFORMATION ABOUT THE PROPOSED SUB-ADVISERS

See Appendix A for more information on each sub-adviser.



        LOOMIS, SAYLES & COMPANY, L.P.

        Loomis Sayles, located at One Financial Center, Boston, Massachusetts, 02111, serves as sub-adviser to various other Nvest Funds. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with approximately $68 billion in assets under management as of December 31, 1999. Loomis Sayles, a subsidiary of Nvest Companies, is well known for its professional research staff, which is one of the largest in the industry.


Loomis Sayles acts as an investment adviser to the following mutual fund that has a similar investment objective and policies to its Fund Segment, for compensation at the annual fee rates of the corresponding average net assets levels of the fund set forth in the table below. The table also includes the net assets of the fund as of December 31, 1999.


                                           Annual Fee Rate
Fund                             (as a percentage of average net assets)    Net Assets
Loomis Sayles Core Value Fund        0.50%*                                 $64,604,523

[FN]
* Loomis Sayles has contractually agreed, until February 1, 2001, to reduce its advisory fees and/or bear the expenses of Loomis Sayles Core Value Fund to the extent necessary to limit total operating expenses of each class of shares of this fund to specificed annual percentage rates of the fund's average net assets.


        VAUGHAN, NELSON, SCARBOROUGH & MCCULLOUGH, L.P.

        Vaughan Nelson, located at 6300 Chase Tower, Houston, Texas 77002, serves as sub-adviser to the Nvest Equity Income Fund. Vaughan Nelson is a subsidiary of Nvest Companies. Originally incorporated in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 1999, Vaughan Nelson had approximately $4.4 billion in assets under management.

        Currently, Vaughan Nelson does not act as an investment adviser to a mutual fund that has a similar investment objective and policies to its Fund Segment.

        HARRIS ASSOCIATES L.P.

        Harris  Associates,  located  at  Two  North  LaSalle  Street,  Chicago,
Illinois 60602, serves as sub-adviser to various other Nvest Funds. Harris Associates, a subsidiary of Nvest Companies, manages over $12.6 billion in assets as of December 31, 1999, and, together with its predecessor, has managed mutual funds since 1970. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

        Harris Associates acts as an investment adviser to the following mutual fund that has a similar investment objective and policies to its Fund Segment, for compensation at the annual fee rates of the corresponding average net assets levels of the fund as set forth in the table below. The table also includes the net assets of the fund as of December 31, 1999.


                                            Annual Fee Rate
     Fund                       (as a percentage of average net assets)           Net Assets
The Oakmark Fund                 1.00% up to $2.5 billion;                      $3,368,373,681
                                 0.95% on the next $1.25 billion;
                                 0.90% on the next $1.25 billion;
                                 0.85% on next assets in excess of $5 billion; and
                                 0.80% on net assets in excess of $10 billion.

        WESTPEAK INVESTMENT ADVISORS, L.P.


        Westpeak, located at 1011 Walnut Street, Boulder, Colorado 80302, serves as sub-adviser to Nvest Growth and Income Fund and Nvest Capital Growth Fund. Westpeak is a subsidiary of Nvest Companies. Founded in 1991, Westpeak manages mutual funds and other institutional clients, including accounts of New England Financial. Westpeak has approximately $10 billion in assets under management as of December 31, 1999.

        Westpeak acts as an investment sub-adviser to the following mutual funds that have similar investment objectives and policies to its Fund Segment, for compensation at the annual fee rates of the corresponding levels of average net assets set forth in the table below. The table also includes the net assets of those funds as of December 31, 1999.

                                            Annual Fee Rate
     Fund                       (as a percentage of average net assets)           Net Assets
Nvest Growth and Income Fund     0.50% of the first $25 million;                $ 633,492,511
                                 0.40% of the next $75 million;
                                 0.35% of the next $100 million; and
                                 0.30% of amounts in excess of $200 million.

Nvest Capital Growth Fund        0.40% of the first $200 million;               $ 278,859,400
                                 0.35% of the next $300 million; and
                                 0.30% of amounts in excess of $500 million.


PORTFOLIO TRANSACTIONS AND BROKERAGE


        Each Sub-adviser selects only brokers or dealers that it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. Each Sub-adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted securities are generally carried out through broker-dealers who make the primary market for such securities unless, in the judgment of a Sub-adviser, more favorable execution can be obtained by carrying out such transactions through other brokers or dealers.


        Receipt of research services from brokers or dealers may sometimes be a factor in selecting a broker or dealer which a Sub-adviser believes will provide best execution for a transaction. These research services include not only a wide variety of reports, publications, subscriptions, quotation servic-
es, news services, investment-related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce a Sub-adviser's expenses. Such services may be used by each Sub-adviser in servicing other client accounts and in some cases may not be used with respect to its Fund Segment. Although allowed for, receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., each Sub-adviser may, however, consider purchases of shares of the Fund and other funds managed by that Sub-adviser by customers of broker-dealers as a factor in the selection of broker-dealers to execute its Fund Segment's securities transactions.

        In placing orders for the purchase and sale of securities for the Fund Segment, a Sub-adviser may cause its Fund Segment to pay a broker-dealer that provides the brokerage and research services to that Sub-adviser an amount of commission for effecting a securities transaction for its Fund Segment in excess of the amount another broker-dealer would have charged for effecting that transaction. Each Sub-adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or each Sub-adviser's overall responsibilities to the Trust and its other clients. A Sub-adviser's authority to cause its Fund Segment to pay such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

        To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, each Sub-adviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more funds distributed by Nvest Distributor. In addition, each Sub-adviser may allocate brokerage transactions to broker-dealers (including affiliates of Nvest Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses, subject to the policy of best execution.


CERTAIN PAYMENTS TO AFFILIATES

        In addition to advisory fees payable to Nvest Management, the Fund compensates Nvest Distributor and Nvest Services Company ("Nvest

Services"), a wholly owned subsidiary of Nvest Distribution Corporation, for providing various services to the Fund and its shareholders. In 1999, these payments to Nvest Services amounted to $665,219 for transfer agency services. In 1999, payments to Nvest Distributor amounted to $1,464,436 for service and distribution (Rule 12b-1) fees for Class A shares, $674,343 for service and distribution (Rule 12b-1) fees for Class B shares, $740,246 for service and distribution (Rule 12b-1) fees for Class C shares and $49,847 for the provision of certain legal and accounting services. In addition, Nvest Distributor received $103,852 in sales charges (including any contingent deferred sales charges on Class A, B and C shares) from the Fund's shareholders in 1999. These arrangements are not affected in any way by the new sub-advisory agreements.


CERTAIN TRUSTEES AND OFFICERS OF THE TRUST


        Certain persons serve as a trustee or officers of the Trust and officers or employees of Nvest Management. These persons are Peter S. Voss, President and Chief Executive Officer of Nvest Companies, L.P, Trustee of the Trust and Director of Loomis, Sayles & Company, Inc., Loomis Sayles' general partner; Neal
G. Litvack, President of the Trust and President and Chief Executive Officer of Nvest Management; Thomas P. Cunningham, Treasurer of the Trust and Senior Vice President of Nvest Management; and John E. Pelletier, Secretary and Clerk of the Trust and Senior Vice President, General Counsel, Secretary and Clerk of Nvest Management.


CERTAIN SHAREHOLDERS

        As of February 1, 2000, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), the following numbers of shares of each class of shares of the Fund, representing the indicated percentage of the outstanding shares of such class:

Class           Shareholder                             Number of Shares        Percent of Class
Class Y         Metropolitan Life Insurance Company     1,036,024               80.02%
                c/o 501 Boylston Street
                Boston, MA 02116

                New England Life Insurance Co.          232,138                 17.93%
                c/o Mary Beth Klein
                Insurance Accounting, 6th Floor
                501 Boylston Street
                Boston, MA 02116-3706


        As of February 1, 2000, the officers and Trustees as a group owned less than 1% of the outstanding shares of the Fund.

OTHER MATTERS

        Forty percent of the shares of the Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting, although at least 50% of the outstanding shares of the Fund must be present or represented at the Meeting in order for each proposal to be approved. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote) for purposes of determining the presence of a quorum. With respect to each proposal, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the proposal.

        In the event that a quorum is not present, or if sufficient votes in favor of each proposal are not received by April 19, 2000, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of each proposal and will not vote any proxies that direct them to abstain from voting on any proposal. Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present are the proposals mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.


SHAREHOLDER PROPOSALS AT FUTURE MEETINGS


        The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

March 10, 2000

                                                                      APPENDIX A

                NVEST MANAGEMENT, LOOMIS SAYLES, VAUGHAN NELSON,
                         HARRIS ASSOCIATES AND WESTPEAK

NVEST FUNDS MANAGEMENT, L.P.


        Nvest Management, formed in 1995, is a limited partnership. Its sole general partner, Nvest Distribution Corp., is a wholly-owned subsidiary of Nvest Holdings, L.P. ("Nvest Holdings"), which in turn is a wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Distribution Corp. is also the sole general partner of Nvest Distributor, which is the principal underwriter for the Fund. Nvest Companies owns the entire limited partnership interest in each of Nvest Management and Nvest Distributor. Nvest Companies' managing general partner, Nvest Corp., is a wholly-owned subsidiary of MetLife New
England Holdings, Inc., which in turn is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), a mutual life insurance company. MetLife owns approximately 47% (and in the aggregate, directly and indirectly, approximately 48%) of the outstanding limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P. The fourteen principal subsidiary or affiliated asset management firms of Nvest Companies, collectively, have more than $133 billion of assets under management or administration as of December 31, 1999.

     The principal executive officer of Nvest Management is Neal G. Litvack, who is the President of the Trust and whose principal occupation is Executive Vice President, Retail Marketing, Nvest Companies. The address of Nvest Management, Nvest Distributor, Nvest Distribution Corp., Nvest Holdings, Nvest Companies, Nvest Corporation and Mr. Litvack is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc. and MetLife is One Madison Avenue, New York, New York 10010.


LOOMIS, SAYLES & COMPANY, L.P.


        Loomis Sayles, organized in 1926, is a limited partnership and is one of the oldest investment management firms in the country. Its sole general partner, Loomis, Sayles & Company, Incorporated ("LSCI"), is a wholly-owned subsidiary of Nvest Holdings, Inc. Nvest Companies owns the entire limited partnership interest in Loomis Sayles. As of December 31, 1999, Loomis

Sayles had approximately $68 billion in assets under management. The principal executive officer of Loomis Sayles is Robert Blanding, whose principal occupation is his position with Loomis Sayles. The address of Loomis Sayles, LSCI and Mr. Blanding is One Financial Center, Boston, Massachusetts 02111.

VAUGHAN, NELSON, SCARBOROUGH & MCCULLOUGH, L.P.

        Vaughan Nelson, founded in 1970, is a Houston-based investment counseling firm comprised of highly experienced, research-oriented professionals. Vaughan Nelson is a limited partnership. Its sole general partner, Vaughan, Nelson, Scarborough & McCullough, Inc. ("VNSMI") is a wholly owned subsidiary of Nvest Holdings, Inc. Nvest Companies is the sole limited partner of Vaughan Nelson. As of January 31, 2000, Vaughan Nelson had approximately $4.3 billion in assets under management. The principal executive officer of Vaughan Nelson is Lee A. Lahourcade, whose principal occupation is his position with Vaughan Nelson. The address of Vaughan Nelson, VNSMI and Mr. Lahourcade is 6300 Chase Tower, Houston, Texas 77002.

HARRIS ASSOCIATES L.P.

        Harris Associates is a limited partnership that was organized in 1995 to succeed to the business of a previous limited partnership with the same name. Together with its predecessor, Harris Associates has advised and managed mutual funds since 1970. Its sole general partner, Harris Associates Inc. ("HAI") is a wholly-owned subsidiary of Nvest Holdings, Inc. Nvest Companies is the sole limited partner of Harris Associates. As of December 31, 1999, Harris Associates had approximately $12.6 billion in assets under management. The principal executive officer of Harris Associates is Robert M. Levy, whose principal occupation is his position with Harris Associates. The address of Harris
Associates, HAI and Mr. Levy is Two North LaSalle Street, Chicago, Illinois 60602-3790.

WESTPEAK INVESTMENT ADVISORS, L.P.

        Westpeak was founded in 1991 and is located in Boulder, Colorado. Westpeak manages Small Cap, Large Cap, Enhanced S&P 500 and Market Neutral strategies for many of America's premier corporate and public pension plans. In addition, Westpeak is a sub-adviser for several mutual funds. Westpeak employs a highly-disciplined quantitative proprietary investment process that was developed  over the past 25 years by  Gerald  H.  Scriver,  President  and Chief
Investment  Officer  whose  principal   occupations  are
these positions with Westpeak. Westpeak is a limited partnership. Its sole general partner, Westpeak Investment Advisors, Inc. ("WIAI") is a wholly-owned subsidiary of Nvest Holdings, Inc. Nvest Companies is the sole limited partner of Westpeak. As of December 31, 1999, Westpeak had approximately $10 billion in assets under management. The address of Westpeak, WIAI and Mr. Scriver is 1011 Walnut Street, Boulder, Colorado 80302.

                                                                      APPENDIX B

                             NVEST STAR VALUE FUND
                        PROPOSED SUB-ADVISORY FEE RATES

        A form of the proposed sub-advisory agreement is provided in Appendix C. Under separate sub-advisory agreements, the Fund will pay to each Sub-adviser the following respective sub-advisory fee equal to the annual rate of:

Loomis Sayles

* 0.535% on the first $200 million of its Fund Segment's average daily net assets;

* 0.350% on the next $300 million of its Fund Segment's average daily net assets; and

* 0.300% on amounts over $500 million of its Fund Segment's average daily net assets.

Vaughan Nelson

* 0.500% on the first $25 million of its Fund Segment's average daily net assets;

* 0.400% on the next $175 million of its Fund Segment's average daily net assets;

* 0.325% on the next $300 million of its Fund Segment's average daily net assets; and

* 0.275% on amounts over $500 million of its Fund Segment's average daily net assets.

Harris Associates

* 0.500% on the first $100 million of its Fund Segment's average daily net assets; and

* 0.450% on amounts over $100 million of its Fund Segment's average daily net assets.

Westpeak

* 0.50% on the first $25 million of its Fund Segment's average daily net assets;

* 0.40% on the next $75 million of its Fund Segment's average daily net assets;

* 0.35% on the next $100 million of its Fund Segment's average daily net assets; and

* 0.30% on amounts over $200 million of its Fund Segment's average daily net assets.

                                                                      APPENDIX C

                             NVEST STAR VALUE FUND

                         FORM OF SUB-ADVISORY AGREEMENT
                              (Sub-adviser's Name)

        Sub-Advisory Agreement (this "Agreement") entered into as of [month, day], 2000, by and among Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), with respect to its Nvest Star Value Fund series (the "Series"), Nvest Funds Management, L.P., a Delaware limited partnership (the "Manager"), and [Name of sub-adviser], a [state of organization] limited partnership (the "Sub-Adviser").

        WHEREAS, the Manager has entered into an Advisory Agreement dated August 30, 1996 and amended May 1, 1998 (the "Advisory Agreement") with the Trust, relating to the provision of portfolio management and administrative services to the Series;

        WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

        WHEREAS, the Manager and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Sub-Adviser agree as follows:

1.      Sub-Advisory Services.

     a. The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of such portion of the assets of the Series as the Manager may from time to time allocate to the Sub-Adviser for management (each such portion, the "Segment") and the Sub-Adviser shall have the authority on behalf of the Series to vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Segment from time to time invests. The Sub-Adviser shall manage the Segment in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guide-
lines established by the Manager or by the Trust's Trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder. For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Segment as though the Segment constituted the entire Series, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Series, other than the Segment, with the
Policies, or for the compliance of the Series, taken as a whole, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Segment, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Segment may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Segment as the Manager shall determine are necessary in order for the Series to comply with the Policies.

     b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Segment in such form as may be mutually agreed upon, and agrees to review the Segment and discuss the management of it. The Sub-Adviser shall permit all books and records with respect to the Segment to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

     c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

2. Obligations of the Manager.

     a. The Manager shall provide (or cause the Series' Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Segment, cash requirements and cash available for investment in the Segment, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

     b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the Trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Segment shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Segment shall be delivered directly to the Custodian.

4. Proprietary Rights. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name "[Name of Sub-adviser]" and "[Name of Sub-Adviser]" and that all use of any designation consisting in whole or part of "[Name of Sub-Adviser]" and "[Name of Sub-Adviser" (a "[Name of Sub-Adviser Mark") under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Segment agrees not to use any [Name of Sub-Adviser] Mark in any advertisement or sales literature or other materials promoting the Series or the Segment, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Sub-Adviser or the [Name of Sub-Adviser] Funds in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any [Name of Sub-Adviser] Mark(s) as soon as reasonably practicable.

5. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or Trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Trust pursuant to Section 7 hereof).

6. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Segment with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Segment may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Segment at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Segment.


To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Sub-Adviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more funds distributed by Nvest Funds Distributor, L.P. ("Nvest Distributor"). In addition, the Sub-adviser may allocate brokerage transactions to broker-dealers (including affiliates of Nvest Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses, subject to the policy of best execution.


7. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid at the annual rate of [0.__%] of the first [$___] million of the average daily net assets of the Segment; [0.___%] of the next [$___] million of such assets and [0.___%] of such assets in excess of [$___] million. Such compensation shall be paid by the Trust (except to the extent that the Trust, the Sub-Adviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

8. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Series or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

9. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys' fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser under this Agreement.

     Without limiting the foregoing, it is expressly understood and agreed that the Manager and the Series shall hold harmless and indemnify the Indemnified Parties for any loss arising out of any act or omission of any other sub-adviser to the Series, or for any loss arising out of the failure of the Series to comply with the Policies, except for losses arising out of the Sub-Adviser's failure to comply with the Policies with respect to the Segment. The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Series or the Segment or that the Series or the Segment will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

10. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

     a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

     b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

     c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

     d. this Agreement may be terminated by the Sub-Adviser on ninety days' written notice to the Manager and the Trust, or by the Manager on ninety days' written notice to the Sub-Adviser.

     Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

11. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

12. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

13. General.

     a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

     b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.


NVEST FUNDS MANAGEMENT, L.P.
By Nvest Distribution Corp., its general partner

By: ______________________________
Name:   John E. Pelletier
Title:   Senior Vice President, General Counsel, Secretary & Clerk

NVEST FUNDS TRUST I,
on behalf of its Nvest Star Value Fund series

By: ______________________________
Name:   Neal G. Litvack
Title:  President

[Name of Sub-Adviser]

By:     ____________________________
Name:
Title:

                                     NOTICE

        A copy of the Agreement and Declaration of Trust establishing Nvest Funds Trust I (the "Fund") is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that his Agreement is executed with respect to the Fund's Nvest Star Value Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                            VL29

                              NVEST STAR VALUE FUND

                              YOUR VOTE IS NEEDED.

Internet and telephone voting are now available. Please see the instructions in the enclosed letter for details. If voting by mail, please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give the full title as such. If a corporation, please sign a full corporate name and indicate the signer's office. If a partnership, please sign in the partnership name.

The undersigned  hereby appoints Neal G. Litvack,  Thomas P. Cunningham and John
E. Pelletier, and each of them, proxies, with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, at the Special Meeting of Shareholders of Nvest Star Value Fund (the "Fund") on April 19, 2000 at 2:00 p.m. Eastern Time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                                  VOTE BY MAIL

                              NVEST STAR VALUE FUND

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the proposals listed below:

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Proposal to approve new Sub-Advisory          For      Against     Abstain
   Agreement relating to a segment of the        [ ]        [ ]         [ ]
   Fund among Nvest Funds Management,
   L.P., Nvest Star Value Fund and
   Loomis, Sayles & Company, L.P.

2. Proposal to approve new Sub-Advisory          For      Against     Abstain
   Agreement relating to a segment of the        [ ]        [ ]         [ ]
   Fund among Nvest Funds Management,
   L.P., Nvest Star Value Fund and Vaughan,
   Nelson, Scarborough & McCullough, L.P.

3. Proposal to approve new Sub-Advisory          For      Against     Abstain
   Agreement relating to a segment of the        [ ]        [ ]         [ ]
   Fund among Nvest Funds Management,
   L.P., Nvest Star Value Fund and Harris
   Associates L.P.

4. Proposal to approve new Sub-Advisory          For      Against     Abstain
   Agreement relating to a segment of the        [ ]        [ ]         [ ]
   Fund among Nvest Funds Management,
   L.P., Nvest Star Value Fund and Westpeak
   Investment Advisors, L.P.

Please be sure to sign and date this Proxy

Shareholder sign here:________________________________

Co-owner sign here:___________________________________

Date:_________________________________________________